Exhibit 10.1   ASSIGNMENT OF INTELLECTUAL PROPERTY AND RELEASE OF SECURITY

THIS ASSIGNMENT OF INTELLECTUAL PROPERTY AND RELEASE OF SECURITY (Assignment and Release) is made and entered into as of March 1, 2006 (the Effective Date) by Smart Adds Inc. a Delaware Corporation (Seller), Tiger Telematics, Inc. a Delaware Corporation (Parent) and each of Simon Davies and David Warnock (the Buyers).

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Definitions.  In this Assignment and Release:

Intellectual Property shall mean all (A) U.S. and foreign patents, patent rights, patent applications, patent disclosures and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof including the patents and patent applications set forth in Schedule I; (B) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names (whether registered or unregistered) and registrations and applications for registration thereof; (C) copyrights, Internet domain names and registrations and applications for registration thereof; (D) mask works and registrations and applications for registration thereof; (E) computer software programs and applications in both source and object code forms and all related data and documentation; (F) sui generis database rights and other data; (G) trade secrets, technology and confidential business information, whether patentable or nonpatentable, and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information; (H) other proprietary rights relating to any of the foregoing (including, without limitation, associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions); and (I) all copies and tangible embodiments thereof.

Lien means, with respect to any asset, any mortgage, liability, lien (including any tax lien), obligation, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

Person means an individual, corporation, partnership, association, trust, business enterprise or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Promissory Note shall mean the promissory note from Gizmondo Europe Limited (Gizmondo) dated December 21, 2005 in favor of the Buyers under which Gizmondo agreed to pay the Buyers the principal sum of 12,700,000 pounds sterling together with interest and certain fees as more fully described in the Promissory Note.

Purchased Assets shall mean all business, assets, properties, goodwill and rights of the Seller of every kind and description, including, without limitation, all of Seller's Intellectual Property, wherever located, real, personal or mixed, tangible or intangible, whether fixed, contingent or otherwise, owned, held or used (or intended to be used) by the Seller.

Security Documents shall mean each of (a) the Pledge Agreement dated December 21, 2005 between Parent and the Buyers and (b) the Security Agreement dated December 21, 2005 between the Seller and the Buyers.

1. Assignment of Intellectual Property. In exchange for the actions described in Section 4 below, the Seller hereby assigns, transfers and conveys to the Buyers, and the Buyers jointly accept, all of the Seller's right, title and interest throughout the world in and to all the Purchased Assets free and clear of all Liens. Anything in this Assignment and Release to the contrary notwithstanding, the Buyers shall not assume any obligations or liabilities of the Seller or any affiliate thereof (or any predecessor owner of all or part of the assets) relating to the Purchased Assets, or any liabilities attendant to any of the foregoing, of any nature whatsoever, whether known, unknown, liquidated or contingent and whether presently in existence or arising or asserted hereafter.

2. Protection of Intellectual Property. Seller further assigns all rights, and empowers the Buyers, their successors, assigns and nominees, with respect to the Purchased Assets, to make applications for patent, trademark, copyright or other intellectual property registration or protection anywhere in the world, to claim and receive the benefit of any applicable rights of priority in connection with such applications, to prosecute such applications to issue, and to have any and all registrations issued in the name of the Buyers or their successors, assigns or nominees.

3. Further Assurances. Seller and Parent each further agree that they will use commercially reasonable efforts to: (i) cooperate with the Buyers in the filing and prosecution of any and all patent, trademark, copyright or other intellectual property registration applications with respect to the Purchased Assets; (ii) execute, verify, acknowledge and deliver all such further papers, including applications and instruments of transfer; and (iii) perform such other acts as the Buyers lawfully may request, to facilitate the Buyers' right to obtain, protect, maintain, defend or enforce any of the rights granted hereunder. In the event that the Buyers are unable, after using reasonable efforts, to secure Seller's or Parent's signature to any document when so required to effectuate fully this Assignment and Release, Seller and Parent each hereby irrevocably designate and appoint the Buyers and the Buyers' duly authorized agents as Seller's and Parent's agents and attorneys in fact to act for and on their behalf and instead of them, for the sole purpose of execution and filing any such document and to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance and enforcement of rights under the Purchased Assets with the same legal force and effect as if executed by the Seller or Parent, as applicable.

4. Assignment of Promissory Note and Release of Security. In exchange for the assignment of the Purchased Assets to the Buyers, the Buyers hereby (i) assign, transfer and convey to the Seller without recourse, and the Seller accepts without recourse all of the Buyers' right, title and interest in and under the Promissory Note, and (ii) release Gizmondo and Parent, and their respective successors and predecessors and their respective affiliates, officers, directors, agents, employees, shareholders and attorneys from any claim, liability, obligation, causes of action, losses and damages that the Buyers or either of them has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing set forth in, relating to or arising out of, or in any way connected with or resulting from, the Promissory Note and the Buyers' investment in and transactions with Gizmondo and/or Parent; provided such release shall not release Gizmondo from its liability to Seller under the Promissory Note and provided further this release shall not be effective if a Petition for Relief under federal bankruptcy law or similar law is filed by or in respect of either Parent or Seller and the effect of such proceeding is to cause the grant of a security interest in the Purchased Assets to be treated as a void transfer, provided the above waivers do not apply to the obligations of the seller under the agreement.

The Buyers shall immediately deliver to Seller all notes, instruments and other documents in their or their counsel's possession relating to the Promissory Note, including original signed copies of the Promissory Note.

All right, title and interest of the Buyers in and to the Collateral (as defined in each Security Document) shall be terminated and released without any other action. The seller shall file UCC termination statements as may be necessary to terminate their security interest in collateral.

5. Representations of Seller and Parent. Each of Seller and Parent represents and warrants to the Buyers that:

5.1. Organization and Qualification. Each of Seller and Parent has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the full power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of Seller and Parent is duly qualified or licensed to do business, and is in good standing (to the extent applicable), in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary.

5.2 Corporate Authorization. Each of Seller and Parent has full power and authority to execute and deliver this Assignment and Release, and to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Seller and Parent of this Assignment and Release, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate and shareholder action on the part of Seller and Parent and no other corporate or shareholder proceedings on the part of Seller or Parent is necessary to authorize this Assignment and Release or to consummate the transactions contemplated hereby. This Assignment and Release has been duly executed and delivered by each of Seller and Parent and constitutes valid and binding agreements of the Seller and Parent, enforceable against the Seller and Parent in accordance with its terms.

5.3 Non-Contravention. The execution, delivery and performance by each of Seller and Parent of this Assignment and Release does not and will not (i) contravene or conflict with or constitute a violation of any provision of the certificate of incorporation or by-laws of Seller or Parent; (ii) contravene or conflict with or constitute a violation of any provision of any law, or any judgment, injunction, order or decree binding upon or applicable to Seller, Parent or the Purchased Assets, (iii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination or in a right of termination or cancellation of, accelerate the performance required by, result in the triggering of any payment or other material obligations pursuant to, or result in the loss of any material benefit relating to the Purchased Assets or (iv) result in the creation or imposition of any Lien on any Purchased Asset.

5.4 Title to Purchased Assets. Upon consummation of the transactions contemplated hereby, the Buyers will have jointly acquired good and marketable title in and to each of the Purchased Assets, free and clear of all Liens.

5.5 Solvency. (a) Based on the financial condition of Seller and Parent after giving effect to the consummation of the transactions contemplated hereby, each of Seller's and Parent's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including known contingent liabilities) as they mature;
(b) each of Seller and Parent do not intend to incur debts beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt); (c) neither Seller nor Parent is subject to any Bankruptcy Event and (d) each of the Seller and the Parent are receiving reasonably equivalent value and fair consideration for the assignment of the Purchased Assets for the purposes of any applicable United States bankruptcy or State fraudulent transfer or conveyance statute and any case law relating thereto. For the purposes of this Section 5.5, Bankruptcy Event means any of the following events: (a) Seller or Parent commences a case or other proceeding under any bankruptcy, reorganization for the benefit of creditors, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Seller or Parent; (b) there is commenced against Seller or Parent any such case or proceeding; (c) Seller or Parent is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (d) Seller or Parent suffers any appointment of any custodian or the like for it or any substantial part of its property; (e) Seller or Parent makes a general assignment for the benefit of creditors; (f) Seller or Parent fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) Seller or Parent calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) Seller or Parent, by any act or failure to act, indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

5.6      Intellectual Property.

(a) Schedule I contains a true and complete list of the patents, patent applications, registered trademarks, trademark applications, trade names, unregistered service marks, registered service marks, service mark applications, Internet domain names, Internet domain name applications, copyright registrations and applications and all other filings and formal actions made or taken pursuant to all laws by Seller to protect its interests in Seller's Intellectual Property, and includes details of all due dates for further filings, maintenance, payments or other actions falling due in respect of the Seller's Intellectual Property within twelve (12) months of the Effective Date. All of Seller's patents, patent applications, registered trademarks, trademark applications, registered service marks, service mark applications, and registered copyrights remain in good standing with all fees and filings due as of the Effective Date duly made.

(b) Seller has made all registrations that Seller is required to have made in relation to the processing of data, and is in good standing with respect to such registrations, with all fees due as of the Effective Date duly made.

(c) Seller's Intellectual Property, products, work, technology or process as now used or offered or proposed for use does not infringe on any Intellectual Property of any Person, anywhere in the world. Seller has not received notice of any claims (i) challenging the validity, effectiveness or ownership by Seller of any of Seller's Intellectual Property, or (ii) to the effect that the use or any other exercise of rights in any product, work, technology or process as now used or offered or proposed for use by Seller or their agents or use by its customers infringes or will infringe on any Intellectual Property of any Person. To the knowledge of Seller, no such claims have been threatened by any Person, nor are there any valid grounds for any bona fide claim of any such kind. To the knowledge of Seller, there is no unauthorized use, infringement or misappropriation of Seller's Intellectual Property by any third party, employee or former employee.

(d) Schedule I contains a true and complete list of all software programs now or at any time owned or in the possession of Seller (the Software Programs). The Seller owns full and unencumbered right and good, valid and marketable title to such Software Programs, free and clear of all Liens.

(e) The source code and system documentation relating to the Software Programs have been maintained in strict confidence and (i) have been disclosed by Seller or Parent only to those of their employees who have a "need to know" the contents thereof in connection with the performance of their duties to the Seller and who have executed nondisclosure agreements with the Seller; and (ii) have been disclosed to only those third parties who have a "need to know" the contents thereof and who have executed nondisclosure agreements with the Seller.

5.7. Finders' Fees. There is no investment banker, broker, finder or other Person which has been retained by or is authorized to act on behalf of Seller or Parent who might be entitled to any fee or commission from Seller or Parent or any of their affiliates upon consummation of the transactions contemplated by this Assignment and Release.

6. Bankruptcy Covenants of Parent. Parent covenants and agrees that during the twelve (12) month period following the Effective Date it will not (i) commence a case or other proceeding with respect to Seller (including any proceeding with respect to Parent in which Seller is substantively consolidated) under any bankruptcy, reorganization for the benefit of creditors, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Seller or Parent or (ii) by any act or failure to act, indicate its consent to, approval of or acquiescence in any of the foregoing or take any corporate or other action for the purpose of effecting any of the foregoing.

7.       Survival; Indemnification.

(a) The covenants, agreements, representations and warranties of the parties hereto contained in this Assignment and Release shall survive the execution and delivery of this Assignment and Release and the Effective Date.

(b) Seller and Parent hereby jointly and severally indemnify the Buyers against, and agree to hold each of them harmless from, any and all damages, claims, debts, actions, assessments, judgments, losses, liabilities, fines, fees, penalties and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) incurred or suffered by any of them arising out of any misrepresentation or breach of representation and warranty, covenant or agreement made or to be performed by Seller or Parent pursuant to this Assignment and Release.

8. Miscellaneous. The waiver by either party of any breach of this Assignment and Release or any right hereunder shall not constitute a waiver of any subsequent breach of this Assignment and Release; nor shall any delay by either party to exercise any right under this Assignment and Release operate as a waiver of any such right. If any provision of this Assignment and Release shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Assignment and Release shall otherwise remain in full force and effect and enforceable. Headings and captions are for convenience only and are not to be used in the interpretation of this Assignment and Release. This Assignment and Release may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. This Assignment and Release shall be binding on the parties' respective heirs, successors and assigns. Neither this Assignment and Release nor any interest or obligation in or under this Assignment and Release may be transferred (whether by way of security or otherwise) by the Parent or the Seller without the prior written consent of the Buyers. Any purported transfer that is not in compliance with this Section will be void. This Assignment and Release will be construed in accordance with, and this Assignment and Release and all matters arising out of or in connection with this Assignment and Release (whether in contract, tort or otherwise) will be governed by, the law of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Seller, the Parent and each Buyer has caused this Assignment and Release to be duly executed and delivered as of the date first above written.

SELLER

SMART ADDS INC.



By:_________________________________________
   Name:
   Title:

Address for Notices:
-------------------

c/o Tiger Telematics Inc.
550 Water Street, Suite 937
Jacksonville, Florida 32202

Attention:        Michael W. Carrender



PARENT

TIGER TELEMATICS, INC.



By:_________________________________________
   Name:
   Title:

Address for Notices:
-------------------

550 Water Street, Suite 937
Jacksonville, Florida 32202

Attention:        Michael W. Carrender

BUYERS


SIMON DAVIES


____________________________________________


Address for Notices:
-------------------

Onston Hall
Onston Lane
Onston
Cheshire CW8 2RG
United Kingdom





DAVID WARNOCK


____________________________________________


Address for Notices:
-------------------

Lammasfield
Chelford Road
Alderley Edge
Cheshire SK9 7TG
United Kingdom


                                   SCHEDULE I

--------- -------------- --------- ------------ ------------- ----------------- ------------
 Grantor   Patent         Country   Patent No.   Applic. No.   Filing Date       Issue Date
           Application
--------- -------------- --------- ------------ ------------- ----------------- ------------
 Smart     System and     United                 11/202,859    August 11, 2005
 Adds      Method for     States
 Inc.      Distributing
           Multimedia
           Content via
           Mobile
           Wireless
           Platforms
--------- -------------- --------- ------------ ------------- ----------------- ------------
 Smart     Method for     United                 11/202,665    August 11, 2005
 Adds      Advertising    States
 Inc.
--------- -------------- --------- ------------ ------------- ----------------- ------------